                                                                    Exhibit 10.4

                                    ESCROW AGREEMENT dated as of the day of , 2000 (the "Agreement") by and among UNITY EMERGING TECHNOLOGY VENTURE ONE LTD., a Delaware corporation (the "Company"), LAWRENCE BURSTEIN, NORMAN LEBEN, CRICKET SERVICES LTD., JOHN CATTIER, BARRY RIDINGS and UNITY VENTURE CAPITAL ASSOCIATES LTD. (collectively, the "Company Principals") and AMERICAN STOCK TRANSFER & TRUST COMPANY, a New York limited purpose trust company (the "Escrow Agent").

                                   ----------

         The Company has entered into an Underwriting Agreement dated   , 2000
(the "Underwriting Agreement") with GBI Capital Partners Inc. acting as representative of the underwriters (the "Underwriters"), pursuant to which, among other matters, the Underwriters have agreed to purchase from the Company up to an aggregate of 1,437,500 units, including 187,500 units subject to the Underwriters' over-allotment option (the "Units"), each Unit to consist of (i) one (1) share of the Company's Common Stock, par value $.0001 per share (the "Common Stock"), and (ii) one (1) Class A Redeemable Warrant, all as more fully
described in the Company's definitive Prospectus dated   , 2000 comprising part
of the Company's Registration Statement on Form S-1 under the Securities Act of
1933, as amended (File No. 333-36754), declared effective on   , 2000 (the
"Prospectus").

         The Company Principals have agreed as a condition of the consummation of the sale of the Units to deposit their shares of Common Stock and Class A warrants of the Company, as set forth opposite their respective names in Exhibit A attached hereto (collectively the "Escrow Securities"), in escrow as hereinafter provided.

         The Company and the Company Principals desire that the Escrow Agent accept the Escrow Securities, in escrow, to be held and disbursed as hereinafter provided.

         NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the parties hereto agree as follows:

         1. APPOINTMENT OF ESCROW AGENT. The Company and the Company Principals hereby appoint the Escrow Agent to act in accordance with and subject to the terms of this Agreement, and the Escrow Agent hereby accepts such appointment and agrees to act in accordance with and subject to such terms.

         2. DEPOSIT OF ESCROW SECURITIES. On or before the Closing Date of the sale of the Units (as defined in the Underwriting Agreement), each of the Company Principals shall deliver to the Escrow Agent certificates, either endorsed in blank or accompanied by stock powers endorsed in blank, in either instance with signatures guaranteed by a commercial bank or a member of the New York Stock Exchange, Inc. representing his or its respective Escrow

Securities, to be held and disbursed subject to the terms and conditions of this Agreement. In addition, all dividends or other distributions payable in equity securities of the Company or other non-cash property (the "Non-Cash Dividends") will be delivered to the Escrow Agent to hold in accordance with the terms hereof. In the event, subsequent to a business combination as described in the Prospectus (the "Business Combination"), there is a stock exchange or other transaction pursuant to which all the Company's stockholders are given the right to exchange their Company securities for property other than cash (the "Exchanged Securities"), the Company Principals may instruct the Escrow Agent to make the exchange on their behalf, in which event, the Exchanged Securities issued on behalf of the Company Principals will be delivered to the Escrow Agent to be held hereunder. As used herein, the term Escrow Securities will be deemed to include the Non-Cash Dividends and Exchanged Securities, if any.

         3. DISBURSEMENT OF THE ESCROW ACCOUNT. Upon the earlier of (i) six months following the consummation of a Business Combination or (ii) the liquidation of the Company, the Escrow Agent shall disburse the Escrow Securities to the Company Principals in accordance with their respective interests therein as set forth upon the aforementioned Exhibit A, whereupon the Escrow Agent shall be released form further liability hereunder.

         4. RIGHTS OF COMPANY PRINCIPALS IN ESCROW SECURITIES. The Company Principals shall retain all of their rights as stockholders of the Company during such period as the Escrow Securities shall be retained by the Escrow Agent pursuant to this Agreement including, without limitation, the right to vote the shares of Common Stock held in escrow (subject, however, to certain voting restrictions and obligations contained in other agreements executed by the Company Principals) and to receive cash dividends payable thereon, if any. No sale, transfer or other disposition may be made of any or all of the Escrow Securities, except by gift to a member of Company Principal's immediate family; by transfer to a trust, IRA or 401(k) plan, as defined under ERISA, whereby the beneficiary is the Company Principal or a member of Company Principal's immediate family; by virtue of the laws of descent and distribution upon death of any Company Principal; or pursuant to a qualified domestic relations order; PROVIDED, HOWEVER, that such permissive transfers may be implemented only upon the respective transferees' written agreement to be likewise bound by the terms and conditions of this Agreement.

         5. CONCERNING THE ESCROW AGENT.

                  5.1 The Escrow Agent shall not be liable for any action taken or omitted by it, or any action suffered by it to be taken or omitted, in good faith and in the exercise of its own best judgment, and may rely conclusively and shall be protected in acting upon any order, notice, demand, certificate, opinion or advice of counsel (including counsel chosen by the Escrow Agent), statement, instrument, report or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained) which is believed by the Escrow Agent to be genuine and to be signed or presented by the proper person or persons. The Escrow Agent shall not be bound by any notice or demand, or any waiver, modification, termination or rescission of this Agreement unless evidenced by a writing delivered to the Escrow Agent signed by the proper party or parties and, if the duties or rights of the Escrow Agent are affected, unless it shall have given its prior written consent thereto.

                  5.2 The Escrow Agent shall not be responsible for the sufficiency or accuracy, the form of, or the execution, validity, value or genuineness of, any document or property received, held or delivered by it hereunder, or of any signature or endorsement thereon, or for any lack of endorsement thereon, or for any description therein, nor shall the Escrow Agent be responsible or liable in any respect on account of the identity, authority or rights of the persons executing or delivering or purporting to execute or deliver any document or property paid or delivered by the Escrow Agent pursuant to the provisions hereof. The Escrow Agent shall not be liable for any loss which may be incurred by reason of any investment of any monies or properties which it holds hereunder.

                  5.3 The Escrow Agent shall have the right to assume in the absence of written notice to the contrary from the proper person or persons that a fact or an event by reason of which an action would or might be taken by the Escrow Agent does not exist or has not occurred, without incurring liability for any action taken or omitted, in good faith and in the exercise of its own best judgment, in reliance upon such assumption.

                  5.4 The Escrow Agent shall be indemnified and held harmless by the Company and the Company Principals, jointly and severally, from and against any expenses, including counsel fees and disbursements, or loss suffered by the Escrow Agent in connection with any action, suit or other proceeding involving any claim, or in connection with any claim or demand, which in any way directly or indirectly, arises out of or relates to this Agreement, the services of the Escrow Agent hereunder, the monies or other property held by it hereunder or any such expense or loss. Promptly after the receipt by the Escrow Agent of notice of any demand or claim or the commencement of any action, suit or proceeding, the Escrow Agent shall, if a claim in respect thereof shall be made against the other parties hereto, notify such parties thereof in writing; but the failure by the Escrow Agent to give such notice shall not relieve any party from any liability which such party may have to the Escrow Agent hereunder. In the event of the receipt of such notice, the Escrow Agent, in its sole discretion, may commence an action in the nature of interpleader in an appropriate court to determine ownership or disposition of the Escrow Securities or it may deposit the Escrow Securities with the clerk of any appropriate court or it may retain the Escrow Securities pending receipt of a final, non-appealable order of a court having jurisdiction over all of the parties hereto directing to whom and under what circumstances the Escrow Securities are to be disbursed and delivered.

                  5.5 Notwithstanding any obligation to make payments and deliveries hereunder, the Escrow Agent may retain and hold for such time as it deems necessary such amount of monies or property as it shall from time to time in its sole discretion deem sufficient to indemnify itself for any loss or expense or for any amounts due it. For the purposes hereof, the term "expense or loss" shall include all amounts paid or payable to satisfy any claim, demand or liability, or in settlement of any claim, demand, action, suit or proceeding settled with the express written consent of the Escrow Agent, and all costs and expenses, including but not limited to, counsel fees and disbursements paid or incurred in investigating or defending any such claim, demand, action, suit or proceeding.

                  5.6 The Escrow Agent shall be entitled to reasonable compensation from the Company for all services rendered by it hereunder. The Escrow Agent shall also be entitled to reimbursement from the Company for all expenses paid or incurred by it in the administration of its duties hereunder including, but not limited to, all counsel, advisors' and agents' fees and disbursements and all taxes or other governmental charges.

                  5.7 From time to time on and after the date hereof, the Company and the Company Principals shall deliver or cause to be delivered to the Escrow Agent such further documents and instruments and shall do or cause to be done such further acts as the Escrow Agent shall reasonably request (it being understood that the Escrow Agent shall have no obligation to make such request) to carry out more effectively the provisions and purposes of this Agreement, to evidence compliance herewith or to assure itself that it is protected in acting hereunder.

                  5.8 The Escrow Agent may resign at any time and be discharged from its duties as escrow agent hereunder by giving the other parties hereto at least thirty (30) days prior written notice thereof. As soon as practicable after its resignation, the Escrow Agent shall turn over to a successor escrow agent appointed by the other parties hereto, jointly, all monies and property held hereunder (less such amount as the Escrow Agent is entitled to retain pursuant to Paragraph 5.6) upon presentation of the document appointing the new escrow agent and its acceptance thereof. If no new agent is so appointed within the sixty (60) day period following the giving of such notice of resignation, the Escrow Agent may deposit the Escrow Securities with any court it deems appropriate.

                  5.9 The Escrow Agent shall resign and be discharged from its duties as escrow agent hereunder if so requested in writing at anytime by the other parties hereto, jointly, provided, however, that such resignation shall become effective only upon acceptance of appointment by a successor escrow agent as provided in paragraph 5.8.

                  5.10 Notwithstanding anything herein to the contrary, the Escrow Agent shall not be relieved from liability hereunder for its own gross negligence or its own willful misconduct.

         6. MISCELLANEOUS.

                  6.1 This Agreement shall for all purposes be deemed to be made under and shall be construed in accordance with the laws of the State of New York.

                  6.2 This Agreement contains the entire agreement of the parties hereto with respect to the subject matter hereof and, except as expressly provided herein, may not be changed or modified except by an instrument in writing signed by the party to the charged.

                  6.3 The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation thereof.

                  6.4 This Agreement shall be binding upon and inure to the benefit of the respective parties hereto and their legal representatives, successors and assigns.

                  6.5 Any notice or other communication required or which may be given hereunder shall be in writing and either be delivered personally or be mailed, certified or registered mail, return receipt requested, postage prepaid, and shall be deemed given when so delivered personally or, if mailed, two (2) days after the date of mailing, as follows:

                  If to the Company, to:

                  Unity Emerging Technology Venture One Ltd.
                  245 Fifth Avenue, Suite 1500
                  New York, New York  10016
                  Attn:  Lawrence Burstein, President

                  with a copy to:

                  Sonnenschein Nath & Rosenthal
                  1221 Avenue of the Americas
                  New York, New York 10020
                  Attn: Ira I. Roxland, Esq.

                  If to the Company Principals, to each as follows:

                  (i)               Lawrence Burstein
                                    245 Fifth Avenue, Suite 1600
                                    New York, New York  10016

                  (ii)              Norman Leben
                                    245 Fifth Avenue, Suite 1600
                                    New York, New York  10016

                  (iii)             Cricket Services Ltd.
                                    c/o John Cattier
                                    Forestal El Taruman
                                    Km 51 Ruta #15
                                    Rocha, Uruguay

                  (iv)              John Cattier
                                    Forestal El Taruman
                                    Km 51 Ruta #15
                                    Rocha, Uruguay

                  (v)               Barry Ridings
                                    16 Erwin Park
                                    Montclair, New Jersey 07402

                  (vi)               Unity Venture Capital Associates Ltd.
                                    245 Fifth Avenue, Suite 1600
                                    New York, New York  10016

                  and if to the Escrow Agent, to:

                  American Stock Transfer & Trust Company
                  40 Wall Street
                  New York, New York 10005
                  Attention: President


The parties may change the persons and addresses to which the notices or other communications are to be sent by giving written notice to any such change in the manner provided herein for giving notice.

         WITNESS the execution of this Agreement as of the date first above written.

                                       UNITY EMERGING TECHNOLOGY
                                                VENTURE ONE LTD.


                                       BY:
                                          ----------------------------
                                          Lawrence Burstein, President


                                       -------------------------------
                                          Lawrence Burstein


                                       -------------------------------
                                          Norman Leben


                                       CRICKET SERVICES, LTD.


                                       BY:
                                          ----------------------------


                                       -------------------------------
                                          John Cattier


                                       -------------------------------
                                          Barry Ridings


                                       UNITY VENTURE CAPITAL ASSOCIATES LTD.


                                       BY:
                                          ----------------------------
                                          Lawrence Burstein, President


                                       AMERICAN STOCK TRANSFER & TRUST
                                       COMPANY, as Escrow Agent


                                       BY:
                                          ----------------------------

                                                                       EXHIBIT A

                                      NUMBER OF
                                      SHARES OF
        NAME                          COMMON STOCK                   WARRANTS
        ----                          ------------                   --------
Lawrence Burstein                       126,563                        44,375

Norman Leben                             12,409                        44,375

Cricket Services, Ltd.                   32,262                            --

John Cattier                                 --                        44,375

Barry Ridings                             4,964                        16,875

Unity Venture Capital
     Associates Ltd.                     55,148                            --


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